AMENDED AND RESTATED INTERCREDITOR AGREEMENT
This Amended and Restated Intercreditor Agreement (this “Agreement”), dated December 1, 2017, is among Credit Acceptance Corporation (“CAC”), CAC Warehouse Funding Corporation II (“Warehouse Funding II”), CAC Warehouse Funding LLC IV (“Warehouse Funding IV”), CAC Warehouse Funding LLC V (“Warehouse Funding V”), CAC Warehouse Funding LLC VI (“Warehouse Funding VI”), CAC Warehouse Funding LLC VII (“Warehouse Funding VII”), Credit Acceptance Funding LLC 2017-3 (“Funding 2017-3”), Credit Acceptance Funding LLC 2017-2 (“Funding 2017-2”), Credit Acceptance Funding LLC 2017-1 (“Funding 2017-1”), Credit Acceptance Funding LLC 2016-3 (“Funding 2016-3”), Credit Acceptance Funding LLC 2016-2 (“Funding 2016-2”), Credit Acceptance Funding LLC 2016-1 (“Funding 2016-1”), Credit Acceptance Funding LLC 2015-2 (“Funding 2015-2”), Credit Acceptance Funding LLC 2015-1 (“Funding 2015-1”), Credit Acceptance Auto Loan Trust 2017-3 (the “2017-3 Trust”), Credit Acceptance Auto Loan Trust 2017-2 (the “2017-2 Trust”), Credit Acceptance Auto Loan Trust 2017-1 (the “2017-1 Trust”), Credit Acceptance Auto Loan Trust 2016-3 (the “2016-3 Trust”), Credit Acceptance Auto Loan Trust 2016-2 (the “2016-2 Trust”), Credit Acceptance Auto Loan Trust 2015-2 (the “2015-2 Trust”), Credit Acceptance Auto Loan Trust 2015-1 (the “2015-1 Trust”), Wells Fargo Bank, National Association, as collateral agent under the Wells Fargo Warehouse Documents (“Wells Fargo”), Fifth Third Bank, as agent under the Fifth Third Warehouse Documents (“Fifth Third”), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2017-3 Securitization Documents (in either such capacity, the “2017-3 Trustee”, as the context requires), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2017-2 Securitization Documents (in either such capacity, the “2017-2 Trustee”, as the context requires), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2017-1 Securitization Documents (in either such capacity, the “2017-1 Trustee”, as the context requires), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2016-3 Securitization Documents (in either such capacity, the “2016-3 Trustee”, as the context requires), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2016-2 Securitization Documents (in either such capacity, the “2016-2 Trustee”, as the context requires), Wells Fargo Bank, National Association, as collateral agent under the 2016-1 Securitization Documents (in such capacity, the “2016-1 Collateral Agent”), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2015-2 Securitization Documents (in either such capacity, the “2015-2 Trustee”, as the context requires), Wells Fargo Bank, National Association, as indenture trustee and trust collateral agent under the 2015-1 Securitization Documents (in either such capacity, the “2015-1 Trustee”, as the context requires), Bank of Montreal, as collateral agent under the BMO Warehouse Documents (“BMO”), Flagstar Bank, FSB, as collateral agent under the Flagstar Warehouse Documents (“Flagstar”), Wells Fargo Bank, National Association, as collateral agent under the Credit Suisse Warehouse Documents (in such capacity, the “Credit Suisse Warehouse Collateral Agent”), Comerica Bank, as agent under the CAC Credit Facility Documents (“Comerica”), and each other creditor who becomes a party hereto after the date hereof.
Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Appendix A attached hereto and made part of this Agreement.

BACKGROUND
A. Pursuant to the terms of the various Dealer Agreements between CAC and the Dealers, Collections from a particular Pool are first used to pay certain collection costs, CAC’s servicing fee and to pay back the Pool’s Advance balance. After the Advance balance under such Pool has been reduced to zero, the Dealer to whom the Pool relates has a contractual right under the related Dealer Agreement to receive a portion of any further Collections with respect to the Pool (such portion of further Collections otherwise payable to the Dealer is referred to herein as “Back-end Dealer Payments”), subject to CAC’s right of offset as described in paragraph Q below.
B. CAC has granted a security interest in CAC’s rights with respect to its Pools (to the extent not released) and related assets generally under the CAC Credit Facility Documents to Comerica, as collateral agent for the banks which are parties thereto.
C. CAC, Wells Fargo and certain other parties entered into a transaction as set forth in the Wells Fargo Warehouse Documents (the “Wells Fargo Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Wells Fargo Warehouse Documents will be) released by Comerica, CAC contributed (and will contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding II, and Warehouse Funding II granted Wells Fargo, in its capacity as collateral agent, a security interest in Warehouse Funding II’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Wells Fargo Warehouse Loans”).
D. CAC, Fifth Third and certain other parties entered into a transaction as set forth in the Fifth Third Warehouse Documents (the “Fifth Third Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Fifth Third Warehouse Documents will be) released by Comerica, CAC contributed (and will contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding V, and Warehouse Funding V granted Fifth Third, in its capacity as collateral agent, a security interest in Warehouse Funding V’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Fifth Third Loans”).
E. CAC, BMO and certain other parties entered into a transaction as set forth in the BMO Warehouse Documents (the “BMO Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the BMO Warehouse Documents will be) released by Comerica, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding IV, and Warehouse Funding IV granted BMO, in its capacity as collateral agent, a security interest in Warehouse Funding IV’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “BMO Warehouse Loans”).
F. CAC and the 2015-1 Trustee entered into a transaction as set forth in the 2015-1 Securitization Documents (the “2015-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2015-1 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2015-1, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2015-1 Trust, a trust the depositor of which is Funding 2015-1, and the 2015-1 Trust granted the 2015-1 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2015-1 Loans”).
G. CAC and the 2015-2 Trustee entered into a transaction as set forth in the 2015-2 Securitization Documents (the “2015-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2015-2 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2015-2, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2015-2 Trust, a trust the depositor of which is Funding 2015-2, and the 2015-2 Trust granted the 2015-2 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2015-2 Loans”).
H. CAC, Flagstar and certain other parties entered into a transaction as set forth in the Flagstar Warehouse Documents (the “Flagstar Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Flagstar Warehouse Documents will be) released by Comerica, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding VI, and Warehouse Funding VI granted Flagstar, in its capacity as collateral agent, a security interest in Warehouse Funding VI’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Flagstar Warehouse Loans”).
I. CAC, the 2016-1 Collateral Agent and certain other parties entered into a transaction as set forth in the 2016-1 Securitization Documents (the “2016-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2016-1 Securitization Documents will be) released by Comerica, CAC is transferring (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2016-1, and Funding 2016-1 granted the 2016-1 Collateral Agent, in its capacity as collateral agent, a security interest in Funding 2016-1’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2016-1 Loans”).
J. CAC and the 2016-2 Trustee entered into a transaction as set forth in the 2016-2 Securitization Documents (the “2016-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2016-2 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2016-2, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2016-2 Trust, a trust the depositor of which is Funding 2016-2, and the 2016-2 Trust granted the 2016-2 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2016-2 Loans”).
K. CAC and the 2016-3 Trustee entered into a transaction as set forth in the 2016-3 Securitization Documents (the “2016-3 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2016-3 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2016-3, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2016-3 Trust, a trust the depositor of which is Funding 2016-3, and the 2016-3 Trust granted the 2016-3 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2016-3 Loans”).
L. CAC and the 2017-1 Trustee entered into a transaction as set forth in the 2017-1 Securitization Documents (the “2017-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2017-1 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2017-1, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2017-1 Trust, a trust the depositor of which is Funding 2017-1, and the 2017-1 Trust granted the 2017-1 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2017-1 Loans”).
M. CAC and the 2017-2 Trustee entered into a transaction as set forth in the 2017-2 Securitization Documents (the “2017-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2017-2 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2017-2, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2017-2 Trust, a trust the depositor of which is Funding 2017-2, and the 2017-2 Trust granted the 2017-2 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2017-2 Loans”).
N. CAC and the 2017-3 Trustee entered into a transaction as set forth in the 2017-3 Securitization Documents (the “2017-3 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2017-3 Securitization Documents will be) released by Comerica, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2017-3, which subsequently sold (and will sell) such

Pools, Purchased Loans and related assets to the 2017-3 Trust, a trust the depositor of which is Funding 2017-3, and the 2017-3 Trust granted the 2017-3 Trustee a security interest in its right, title and interest in and to such Pools and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2017-3 Loans”).
O. CAC, Credit Suisse AG, New York Branch (“Credit Suisse”), the Credit Suisse Warehouse Collateral Agent and certain other parties entered into a transaction as set forth in the Credit Suisse Warehouse Documents (the “Credit Suisse Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Credit Suisse Warehouse Documents will be) released by Comerica, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding VII, and Warehouse Funding VII granted the Credit Suisse Warehouse Collateral Agent, in its capacity as collateral agent, a security interest in Warehouse Funding VII’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Credit Suisse Warehouse Loans”).
P. Comerica retains a security interest in Pools, Purchased Loans and related assets which (i) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Wells Fargo pursuant to the Wells Fargo Warehouse, (ii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Fifth Third pursuant to the Fifth Third Warehouse, (iii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to BMO pursuant to the BMO Warehouse, (iv) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2015-1 Trustee pursuant to the 2015-1 Securitization, (v) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2015-2 Trustee pursuant to the 2015-2 Securitization, (vi) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Flagstar pursuant to the Flagstar Warehouse, (vii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2016-1 Collateral Agent pursuant to the 2016-1 Securitization, (viii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2016-2 Trustee pursuant to the 2016-2 Securitization, (ix) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2016-3 Trustee pursuant to the 2016-3 Securitization, (x) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2017-1 Trustee pursuant to the 2017-1 Securitization, (xi) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2017-2 Trustee pursuant to the 2017-2 Securitization, (xii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2017-3 Trustee pursuant to the 2017-3 Securitization and (xiii) have not been (and will not

be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Credit Suisse pursuant to the Credit Suisse Warehouse (such unreleased Pools, Purchased Loans and related assets are referred to herein as the “Comerica Loans”).
Q. The Dealer Agreements permit CAC and its assignees, under certain circumstances, to set off any Collections received with respect to any Pool of a Dealer against Advances under other Pools of that Dealer and such set off rights are authorized and permitted under the CAC Credit Facility Documents, the Wells Fargo Warehouse Documents, the Fifth Third Warehouse Documents, the BMO Warehouse Documents, the Flagstar Warehouse Documents, the Credit Suisse Warehouse Documents, the 2017-3 Securitization Documents, the 2017-2 Securitization Documents, the 2017-1 Securitization Documents, the 2016-3 Securitization Documents, the 2016-2 Securitization Documents, the 2016-1 Securitization Documents, the 2015-2 Securitization Documents and the 2015-1 Securitization Documents.
R. The parties hereto acknowledge that the rights of CAC or its assigns, pursuant to the Dealer Agreements, to set off Collections received with respect to a Pool against the outstanding balance under any other Pool are not intended, and should not be permitted, to be used to prejudice the collateral position of any of the parties hereto, and therefore the exercise of such rights should be limited to Back-end Dealer Payments.
S. Funding 2017-3 directs the Owner Trustee of the 2017-3 Trust to enter into this Agreement, Funding 2017-2 directs the Owner Trustee of the 2017-2 Trust to enter into this Agreement, Funding 2017-1 directs the Owner Trustee of the 2017-1 Trust to enter into this Agreement, Funding 2016-3 directs the Owner Trustee of the 2016-3 Trust to enter into this Agreement, Funding 2016-2 directs the Owner Trustee of the 2016-2 Trust to enter into this Agreement, Funding 2015-2 directs the Owner Trustee of the 2015-2 Trust to enter into this Agreement and Funding 2015-1 directs the Owner Trustee of the 2015-1 Trust to enter into this Agreement.
In consideration of the mutual premises and promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
AGREEMENTS
1.Confirmation. Notwithstanding any statement or provision contained in the Financing Documents or otherwise to the contrary, and irrespective of the time, order or method of attachment or perfection of security interests granted pursuant to the Financing Documents, respectively, or the time or order of filing or recording of any financing statements, or other notices of security interests, liens or other interests granted pursuant to the Financing Documents, respectively, or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests, and irrespective of anything contained in any filing or agreement to which any Creditor may now or hereafter be a party and irrespective of the ordinary rules for determining priority under the Uniform Commercial Code or under any other law governing the relative priorities of secured creditors, subject, however, to the terms and conditions of this Agreement:

(a)    Release by Wells Fargo. Wells Fargo, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the Wells Fargo Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding II to use Collections on its behalf contrary to clause (a)(i). Wells Fargo, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Wells Fargo Warehouse Documents does not and shall not attach to the Comerica Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(b)    Release by Fifth Third. Fifth Third, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the Fifth Third Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding V to use Collections on its behalf contrary to clause (b)(i). Fifth Third, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Fifth Third Warehouse Documents does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(c)    Release by the 2015-1 Trustee. The 2015-1 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2015-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2015-1 or the 2015-1 Trust to use Collections on its behalf contrary to clause (c)(i). The 2015-1 Trust agrees that the lien and security interest granted to the 2015-1 Trustee pursuant to the 2015-1

Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(d)    Release by the 2015-2 Trustee. The 2015-2 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2015-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2015-2 or the 2015-2 Trust to use Collections on its behalf contrary to clause (d)(i). The 2015-2 Trust agrees that the lien and security interest granted to the 2015-2 Trustee pursuant to the 2015-2 Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(e)    Release by the 2016-1 Collateral Agent. The 2016-1 Collateral Agent (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2016-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Funding 2016-1 to use Collections on its behalf contrary to clause (e)(i). The 2016-1 Collateral Agent agrees that the lien and security interest granted to it pursuant to the 2016-1 Securitization Documents does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(f)    Release by the 2016-2 Trustee. The 2016-2 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2016-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2016-2 or the 2016-2 Trust to use Collections on its behalf contrary to clause (f)(i). The 2016-2 Trust agrees that the lien and security interest granted to the 2016-2 Trustee pursuant to the 2016-2 Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(g)    Release by the 2016-3 Trustee. The 2016-3 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2016-3 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2016-3 or the 2016-3 Trust to use Collections on its behalf contrary to clause (g)(i). The 2016-3 Trust agrees that the lien and security interest granted to the 2016-3 Trustee pursuant to the 2016-3 Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(h)    Release by the 2017-1 Trustee. The 2017-1 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2017-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2017-1 or the 2017-1 Trust to use Collections on its behalf contrary to clause (h)(i). The 2017-1 Trust agrees that the lien and security interest granted to the 2017-1 Trustee pursuant to the 2017-1 Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.

(i)    Release by the 2017-2 Trustee. The 2017-2 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2017-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2017-2 or the 2017-2 Trust to use Collections on its behalf contrary to clause (i)(i). The 2017-2 Trust agrees that the lien and security interest granted to the 2017-2 Trustee pursuant to the 2017-2 Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(j)    Release by the 2017-3 Trustee. The 2017-3 Trustee (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the 2017-3 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2017-3 or the 2017-3 Trust to use Collections on its behalf contrary to clause (j)(i). The 2017-3 Trust agrees that the lien and security interest granted to the 2017-3 Trustee pursuant to the 2017-3 Securitization Documents to which it is a party does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(k)    Release by BMO. BMO, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the BMO Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding IV to use Collections on its behalf contrary to clause (k)(i). BMO, as collateral agent, agrees that the lien and security interest granted to it pursuant to the BMO Warehouse Documents does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(l)    Release by Comerica. Comerica (i) releases any and all rights in and to any Collections with respect to the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans, other than amounts collected under the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans or the 2015-1 Loans which are owed to Dealers as Back-end Dealer Payments and which are subject to set off by CAC pursuant to the related Dealer Agreement and which have not been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans and the 2015-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, or any successor servicer to use Collections on its behalf contrary to clause (l)(i) above. Except for Back-end Dealer Payments to the extent provided in clause (l)(i) above, Comerica agrees that the lien and security interest granted to it pursuant to the CAC Credit Facility Documents does not and shall not attach to the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans or the 2015-1 Loans and shall not assert any claim against the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans or the 2015-1 Loans or Collections related thereto.
(m)    Release by Flagstar. Flagstar, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Credit Suisse Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the Flagstar Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding VI to use Collections on its behalf contrary to clause (m)(i). Flagstar, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Flagstar Warehouse Documents does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Credit Suisse Warehouse

Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(n)    Release by the Credit Suisse Warehouse Collateral Agent. The Credit Suisse Warehouse Collateral Agent, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents against amounts owing under the Credit Suisse Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding VII to use Collections on its behalf contrary to clause (n)(i). The Credit Suisse Warehouse Collateral Agent, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Credit Suisse Warehouse Documents does not and shall not attach to the Comerica Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the 2017-3 Loans, the 2017-2 Loans, the 2017-1 Loans, the 2016-3 Loans, the 2016-2 Loans, the 2016-1 Loans, the 2015-2 Loans, the 2015-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
2.Covenant of the CAC Entities.
(a)    Each of the CAC Entities covenants that it shall not use any right it may have under the Dealer Agreements or the Purchase Agreements, whether at the direction of Comerica, Wells Fargo, Fifth Third, BMO, Flagstar, Credit Suisse, the Credit Suisse Warehouse Collateral Agent, the 2017-3 Trustee, the 2017-2 Trustee, the 2017-1 Trustee, the 2016-3 Trustee, the 2016-2 Trustee, the 2016-1 Collateral Agent, the 2015-2 Trustee, the 2015-1 Trustee or otherwise, to set off any Collections, other than amounts which are owed to Dealers as Back-end Dealer Payments, from one Pool against amounts owed under another Pool encumbered in favor of another Creditor.
(b)    Each of the CAC Entities covenants that it will require any other person or entity which hereafter acquires any security interest in the Pools, Dealer Agreements, Purchased Loans and related assets from a CAC Entity to become parties to this Agreement by executing an amendment or acknowledgment, in form and substance reasonably satisfactory to CAC and the Creditors, by which such persons or entities agree to be bound by the terms of this Agreement, and delivering such signed amendment or acknowledgement hereof to each of the CAC Entities and the Creditors; provided, however, that in the event the amount owed by the CAC Entities to any Creditor shall be reduced to zero and such Creditor shall have no obligation or agreement to make any further advances to any CAC Entity, such Creditor shall have no rights under this Section 2(b).
3.Turnover of Proceeds. The parties hereto agree that if, at any time, a Creditor (a “Receiving Creditor”) (x) receives any payment, distribution, security or the proceeds thereof to which another Creditor or Creditors shall, under the terms of Section 1 of this Agreement, be entitled (the “Wrong Payments”) and (y) the Receiving Creditor either (A) had actual knowledge, at the time of such receipt, that such payment, distribution or proceeds were wrongfully received by it or (B) another Creditor or Creditors shall have given written notice to the Receiving Creditor, prior to such receipt, of its good faith belief that such payments, distributions or proceeds are being misapplied, and such notice contains evidence reasonably satisfactory to the Receiving Creditor of such misapplication, then such Receiving Creditor shall receive and hold the same separately and in trust for the benefit of, and shall forthwith pay over and deliver the same to the relevant Creditor. Without limiting the rights and remedies of the other Creditors, to the extent the Wrong Payments have been received and applied by the Receiving Creditor making the turnover of the same impossible, the Receiving Creditor agrees that such Wrong Payments shall be netted against future payments to which it is entitled under the relevant Financing Documents. For purposes of the foregoing, (i) the actual knowledge of the 2017-3 Trustee shall be determined based on the actual knowledge of the 2017-3 Trustee’s Responsible Officers (as defined in the 2017-3 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (ii) the actual knowledge of the 2017-2 Trustee shall be determined based on the actual knowledge of the 2017-2 Trustee’s Responsible Officers (as defined in the 2017-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (iii) the actual knowledge of the 2017-1 Trustee shall be determined based on the actual knowledge of the 2017-1 Trustee’s Responsible Officers (as defined in the 2017-1 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (iv) the actual knowledge of the 2016-3 Trustee shall be determined based on the actual knowledge of the 2016-3 Trustee’s Responsible Officers (as defined in the 2016-3 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (v) the actual knowledge of the 2016-2 Trustee shall be determined based on the actual knowledge of the 2016-2 Trustee’s Responsible Officers (as defined in the 2016-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (vi) the actual knowledge of the 2015-2 Trustee shall be determined based on the actual knowledge of the 2015-2 Trustee’s Responsible Officers (as defined in the 2015-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds and (vii) the actual knowledge of the 2015-1 Trustee shall be determined based on the actual knowledge of the 2015-1 Trustee’s Responsible Officers (as defined in the 2015-1 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds.
4.Further Assurances. Each Creditor and CAC Entity agrees that it shall be bound by all of the provisions of this Agreement. Without limiting any other provision hereof, each of the Creditors and CAC Entities agrees that it will promptly execute such instruments, notices or other documents as may be reasonably requested in writing by any party hereto for the purpose of confirming the provisions of this Agreement or better effectuating the intent hereof. CAC will reimburse each Creditor for all reasonable expenses incurred by such Creditor pursuant to this Section 4.

5.Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Each of the parties hereto agrees to the non-exclusive jurisdiction of any federal court located within the State of New York. Each of the parties hereto hereby waives any objection based on forum non conveniens and any objection to venue of any action instituted hereunder in any of the aforementioned courts, and consents to the granting of such legal or equitable relief as is deemed appropriate by such court. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER BASIC DOCUMENT, OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
6.Counterparts. This Agreement may be executed in two or more counterparts including facsimile transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
7.Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
8.No Proceedings. Each of the parties hereto hereby agrees that it will not institute against, or join any other person in instituting against Warehouse Funding II, Warehouse Funding IV, Warehouse Funding V, Warehouse Funding VI, Warehouse Funding VII, Funding 2017-3, the 2017-3 Trust, Funding 2017-2, the 2017-2 Trust, Funding 2017-1, the 2017-1 Trust, Funding 2016-3, the 2016-3 Trust, Funding 2016-2, the 2016-2 Trust, Funding 2016-1, Funding 2015-2, the 2015-2 Trust, Funding 2015-1, the 2015-1 Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law so long as there shall not have elapsed one year and one day after there are no remaining amounts owed to any of the Creditors by any of the CAC Entities pursuant to the Wells Fargo Warehouse Documents, the Fifth Third Warehouse Documents, the BMO Warehouse Documents, the Flagstar Warehouse Documents, the Credit Suisse Warehouse Documents, the 2017-3 Securitization Documents, the 2017-2 Securitization Documents, the 2017-1 Securitization Documents, the 2016-3 Securitization Documents, the 2016-2 Securitization Documents, the 2016-1 Securitization Documents, the 2015-2 Securitization Documents and the 2015-1 Securitization Documents.
9.Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing executed by all of the parties hereto; provided that if the amount owed by the CAC Entities to any Creditor shall be reduced to zero and such Creditor shall have no obligation or agreement to make any further advances to any CAC Entity, this Agreement may be amended by the other parties hereto without the consent of such Creditor.
10.No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

11.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, including any successor or assignor to the 2017-3 Trustee under the 2017-3 Securitization Documents, any successor or assignor to the 2017-2 Trustee under the 2017-2 Securitization Documents, any successor or assignor to the 2017-1 Trustee under the 2017-1 Securitization Documents, any successor or assignor to the 2016-3 Trustee under the 2016-3 Securitization Documents, any successor or assignor to the 2016-2 Trustee under the 2016-2 Securitization Documents, any successor or assignor to the 2015-2 Trustee under the 2015-2 Securitization Documents and any successor or assignor to the 2015-1 Trustee under the 2015-1 Securitization Documents.
12.Notices. Except as otherwise provided herein, all notices or demand hereunder to the parties hereto shall be sufficient if made in writing, and: (i) sent via certified or registered mail (or the equivalent thereof), postage prepaid, (ii) delivered by messenger or overnight courier, or (iii) transmitted via facsimile with a confirmation of the receipt thereof. Notice shall be deemed to be given for purposes of this Agreement on the day of receipt. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands and other communications in writing shall be given to or made upon the respective parties hereto: (a) in the case of any of the CAC Entities, to Silver Triangle Building, 25505 West Twelve Mile Road, Southfield, Michigan 48034-8339, Attention: Douglas W. Busk, telephone: (248) 353-2700 (ext. 4432), facsimile: (866) 743-2704; (b) in the case of the 2017-3 Trust, the 2017-2 Trust, the 2017-1 Trust, the 2016-3 Trust, the 2016-2 Trust, the 2015-2 Trust and the 2015-1 Trust also to 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801 Attention: Nicole Poole, telephone: (302) 576-3704, facsimile: (302) 576-3717; (c) in the case of Fifth Third, to 38 Fountain Square Plaza, MD 109046, Cincinnati, Ohio 45263, Attention: Brian Gardner, telephone: (513) 534-7949, facsimile: (513) 534-0319; (d) in the case of BMO, to Bank of Montreal, 115 South LaSalle Street, 20th Floor West, Chicago, Illinois 60603, Attention: Karen Louie, Facsimile No.: (312) 293-4948, Confirmation No.: (312) 293-4410; (e) in the case of the 2017-3 Trustee, the 2017-2 Trustee, the 2017-1 Trustee, the 2016-3 Trustee, the 2016-2 Trustee, the 2016-1 Collateral Agent, the 2015-2 Trustee and the 2015-1 Trustee to MAC N9300-061, 600 S. 4th Street, Minneapolis, Minnesota 55479 Attention: Corporate Trust Services – Asset-Backed Administration, telephone: (612) 667-8058, facsimile: (612) 667-3464; (f) in the case of Comerica, to 411 West Lafayette, 7th Floor, MC: 3394, Detroit, Michigan 48226, Attention: Anthony E. Lemelin, telephone: (313) 222-9224, facsimile: (313) 222-3716; (g) in the case of Flagstar, to 5151 Corporate Drive, Troy, Michigan 48098, Attention: Kelly Hamrick, telephone: (248)-312-2593, facsimile: (248)-250-5845; (h) in the case of the Credit Suisse Warehouse Collateral Agent, to 600 S. 4th Street, MAC N9300-061, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Asset-Backed Administration, telephone: (612) 667-8058, facsimile: (612) 667-3464.
13.Termination. Each party’s rights and obligations under this Agreement shall terminate at the time all amounts due to or owed by such party have been paid in full and such party’s applicable Financing Documents have been terminated so long as each party whose rights and obligations are subject to termination pursuant to this Section 13 (i) has no actual knowledge or written notice of payments, distributions, security or the proceeds thereof to which another Creditor or Creditors is entitled, as provided in Section 3 hereof, and (ii) has not received a written notice from Comerica under the CAC Credit Facility Documents that there is a “Default” or an

“Event of Default” (as such terms are defined therein) at the time of the termination of the applicable Financing Documents.
14.Integration; Termination of Prior Agreement. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. Without limiting the generality of the foregoing, this Agreement is intended to supersede the Prior Agreement in its entirety. Each of Comerica, Wells Fargo, Fifth Third, BMO, Flagstar, the Credit Suisse Warehouse Collateral Agent, the 2017-3 Trustee, the 2017-2 Trustee, the 2017-1 Trustee, the 2016-3 Trustee, the 2016-2 Trustee, the 2016-1 Collateral Agent, the 2015-2 Trustee, the 2015-1 Trustee and the CAC Entities that were parties to the Prior Agreement further acknowledge and agree that, as among themselves, this Agreement supersedes the Prior Agreement with respect to their rights as against each other and that this Agreement shall govern their rights against each other and the other parties hereto.
15.PATRIOT Act.    The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, the “USA PATRIOT Act”), each of the Credit Suisse Warehouse Collateral Agent, the 2017-3 Trustee, the 2017-2 Trustee, the 2017-1 Trustee, the 2016-3 Trustee, the 2016-2 Trustee, the 2016-1 Collateral Agent, the 2015-2 Trustee and the 2015-1 Trustee (collectively, and as applicable, the “Trustees”) in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustees. Each party hereby agrees that it shall provide the Trustees with such information as the Trustees may request that will help Trustees to identify and verify each party’s identity, including without limitation each party’s name, physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.
[remainder of page intentionally left blank]

This Amended and Restated Intercreditor Agreement has been executed and delivered by the parties hereto as of the date first above written.

CREDIT ACCEPTANCE CORPORATION
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Senior Vice President and Treasurer
CAC WAREHOUSE FUNDING CORPORATION II
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CAC WAREHOUSE FUNDING LLC IV
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CAC WAREHOUSE FUNDING LLC V
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CAC WAREHOUSE FUNDING LLC VI
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CAC WAREHOUSE FUNDING LLC VII
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2017-3
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer

[A&R Intercreditor Agreement]

CREDIT ACCEPTANCE FUNDING LLC 2017-2
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2017-1
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2016-3
/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2016-2

/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2016-1

/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2015-2

/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2015-1

/s/ Douglas W. Busk
By: Douglas W. Busk
Title: Treasurer

[A&R Intercreditor Agreement]

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2017-3

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee

/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2017-2

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee

/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2017-1

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee

/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2016-3

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee

/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

[A&R Intercreditor Agreement]

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2016-2

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee

/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2015-2

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee

/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2015-1

By: U.S. Bank Trust National Association,
Not In Its Individual Capacity But Solely
As Owner Trustee
/s/ Nicole Poole
By: Nicole Poole
Title: Vice President

[A&R Intercreditor Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Not In Its Individual Capacity But Solely as the 2015-1 Trustee,
the 2015-2 Trustee, the 2016-1 Collateral Agent, the 2016-2 Trustee,
the 2016-3 Trustee, the 2017-1 Trustee, the 2017-2 Trustee,
the 2017-3 Trustee, the Collateral Agent under the Wells Fargo
Warehouse Documents and the Collateral Agent under the Credit Suisse
Warehouse Documents

/s/ Adam Holzemer
By: Adam Holzemer
Title: Vice President

[A&R Intercreditor Agreement]

FIFTH THIRD BANK,
As Lender and Collateral Agent

/s/ Brian Garoner
By: Brian Garoner
Title: Managing Director

[A&R Intercreditor Agreement]

BANK OF MONTREAL
As Lender and Collateral Agent

/s/ Karen Louie
By: Karen Louie
Title: Director

[A&R Intercreditor Agreement]

COMERICA BANK,
As Agent

/s/ Paul G. Russo
By: Paul G. Russo
Title: Vice President

[A&R Intercreditor Agreement]

FLAGSTAR BANK, FSB,
As Lender and Collateral Agent

/s/ Kelly M. Hamrick
By: Kelly M. Hamrick
Title: First Vice President

[A&R Intercreditor Agreement]

APPENDIX A
DEFINITIONS
2015-1 Indenture: the Indenture, dated as of January 29, 2015, between the 2015-1 Trustee and the 2015-1 Trust, as amended from time to time.
2015-1 Securitization Documents: the Sale and Servicing Agreement, dated as of January 29, 2015, among the 2015-1 Trust, Funding 2015-1, CAC, the 2015-1 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2015-1 Indenture, and the documents related thereto, as amended from time to time.
2015-2 Indenture: the Indenture, dated as of August 20, 2015, between the 2015-2 Trustee and the 2015-2 Trust, as amended from time to time.
2015-2 Securitization Documents: the Sale and Servicing Agreement, dated as of August 20, 2015, among the 2015-2 Trust, Funding 2015-2, CAC, the 2015-2 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2015-2 Indenture, and the documents related thereto, as amended from time to time.
2016-1 Securitization Documents: the Loan and Security Agreement, dated as of February 26, 2016, among Funding 2016-1, CAC, Wells Fargo Bank, National Association, Bank of Montreal and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
2016-2 Indenture: the Indenture, dated as of May 12, 2016, between the 2016-2 Trustee and the 2016-2 Trust, as amended from time to time.
2016-2 Securitization Documents: the Sale and Servicing Agreement, dated as of May 12, 2016, among the 2016-2 Trust, Funding 2016-2, CAC, the 2016-2 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2016-2 Indenture, and the documents related thereto, as amended from time to time.
2016-3 Indenture: the Indenture, dated as of October 27, 2016, between the 2016-3 Trustee and the 2016-3 Trust, as amended from time to time.
2016-3 Securitization Documents: the Sale and Servicing Agreement, dated as of October 27, 2016, among the 2016-3 Trust, Funding 2016-3, CAC, the 2016-3 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2016-3 Indenture, and the documents related thereto, as amended from time to time.
2017-1 Indenture: the Indenture, dated as of February 23, 2017, between the 2017-1 Trustee and the 2017-1 Trust, as amended from time to time.
2017-1 Securitization Documents: the Sale and Servicing Agreement, dated as of February 23, 2017, among the 2017-1 Trust, Funding 2017-1, CAC, the 2017-1 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2017-1 Indenture, and the documents related thereto, as amended from time to time.

2017-2 Indenture: the Indenture, dated as of June 29, 2017, between the 2017-2 Trustee and the 2017-2 Trust, as amended from time to time.
2017-2 Securitization Documents: the Sale and Servicing Agreement, dated as of June 29, 2017, among the 2017-2 Trust, Funding 2017-2, CAC, the 2017-2 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2017-2 Indenture, and the documents related thereto, as amended from time to time.
2017-3 Indenture: the Indenture, dated as of October 26, 2017, between the 2017-3 Trustee and the 2017-3 Trust, as amended from time to time.
2017-3 Securitization Documents: the Sale and Servicing Agreement, dated as of October 26, 2017, among the 2017-3 Trust, Funding 2017-3, CAC, the 2017-3 Trustee, and Wells Fargo Bank, National Association, as the Backup Servicer, the 2017-3 Indenture, and the documents related thereto, as amended from time to time.
Advance: Amounts advanced to a Dealer upon the acceptance of a Contract by CAC pursuant to a Dealer Agreement.
BMO Warehouse Documents: The Loan and Security Agreement, dated as of August 19, 2011, among Warehouse Funding IV, CAC, BMO, and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
CAC Credit Facility Documents: The Sixth Amended and Restated Credit Acceptance Corporation Credit Agreement, dated as of June 23, 2014, by and among the banks signatory thereto, Comerica and CAC, and the documents related thereto, as amended from time to time.
CAC Entities: Each of CAC, Warehouse Funding II, Warehouse Funding IV, Warehouse Funding V, Warehouse Funding VI, Warehouse Funding VII, Funding 2017-3, the 2017-3 Trust, Funding 2017-2, the 2017-2 Trust, Funding 2017-1, the 2017-1 Trust, Funding 2016-3, the 2016-3 Trust, Funding 2016-2, the 2016-2 Trust, Funding 2016-1, Funding 2015-2, the 2015-2 Trust, Funding 2015-1 and the 2015-1 Trust.
Collections: All money, amounts or other payments received or collected by CAC, individually or as servicer, or any successor servicer or any other CAC entity with respect to a contract in the form of cash, checks, wire transfers or other form of payment in accordance with the Contracts or the Dealer Agreements, including, without limitation, with respect to Pool amounts collected under any other Pool which are Back-end Dealer Payments that have been set off by CAC or by Comerica pursuant to the CAC Credit Facility Documents, against amounts owing under such Pool.
Contract: A retail installment contract for the sale of motor vehicles assigned outright by Dealers to CAC or a subsidiary of CAC or written by Dealers in the name of CAC or a subsidiary of CAC (and funded by CAC or such subsidiary) or assigned by Dealers to CAC or a subsidiary of CAC, as nominee for the Dealer, for administration, servicing, and collection, in each case pursuant to an applicable Dealer Agreement.

Credit Suisse Warehouse Documents: The Loan and Security Agreement, dated as of December 1, 2017, among Warehouse Funding VII, CAC, Credit Suisse AG, New York Branch, Wells Fargo Bank, National Association, and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
Creditor: Each of Comerica, Wells Fargo, Fifth Third, BMO, Flagstar, the Credit Suisse Warehouse Collateral Agent, the 2017-3 Trustee, the 2017-2 Trustee, the 2017-1 Trustee, the 2016-3 Trustee, the 2016-2 Trustee, the 2016-1 Collateral Agent, the 2015-2 Trustee and the 2015-1 Trustee.
Dealer: A person engaged in the business of the retail sale or lease of new or used motor vehicles, including both businesses exclusively selling used motor vehicles and businesses principally selling new motor vehicles, but having a used vehicle department, including any such person which constitutes an affiliate of CAC.
Dealer Agreement: The sales and/or servicing agreements between CAC or its subsidiaries and a participating Dealer which sets forth the terms and conditions under which CAC or its subsidiaries (i) accepts, as nominee for such Dealer, the assignment of Contracts for purposes of administration, servicing and collection and under which CAC or its subsidiary may make advances to such Dealers and (ii) accepts outright assignments of Contracts from Dealers or funds Contracts originated by such Dealer in the name of CAC or any of its subsidiaries, in each case as such agreements may be in effect from time to time.
Financing Documents: The CAC Credit Facility Documents, the Wells Fargo Warehouse Documents, the Fifth Third Warehouse Documents, the Flagstar Warehouse Documents, the BMO Warehouse Documents, the Credit Suisse Warehouse Documents, the 2017-3 Securitization Documents, the 2017-2 Securitization Documents, the 2017-1 Securitization Documents, the 2016-3 Securitization Documents, the 2016-2 Securitization Documents, the 2016-1 Securitization Documents, the 2015-2 Securitization Documents and the 2015-1 Securitization Documents.
Fifth Third Warehouse Documents: The Loan and Security Agreement, dated as of September 25, 2014, among Warehouse Funding V, CAC, Fifth Third, and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
Flagstar Warehouse Documents: The Loan and Security Agreement, dated as of September 30, 2015, among Warehouse Funding VI, CAC, Flagstar, and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
Pool: A grouping on the books and records of CAC or any of its subsidiaries of Advances or Contracts originated or to be originated with CAC or any of its subsidiaries by a Dealer and bearing the same pool identification number assigned by CAC’s computer system.
Prior Agreement: The Amended and Restated Intercreditor Agreement, dated as of October 26, 2017, among CAC, Warehouse Funding II, Warehouse Funding IV, Warehouse Funding V, Warehouse Funding VI, Funding 2017-3, Funding 2017-2, Funding 2017-1, Funding 2016-3, Funding 2016-2, Funding 2016-1, Funding 2015-2, Funding 2015-1, the 2017-3 Trust, the 2017-2 Trust, the 2017-1 Trust , the 2016-3 Trust, the 2016-2 Trust, the 2015-2 Trust, the 2015-1 Trust,

Wells Fargo, Fifth Third, the 2017-3 Trustee, the 2017-2 Trustee, the 2017-1 Trustee, the 2016-3 Trustee, the 2016-2 Trustee, the 2016-1 Collateral Agent, the 2015-2 Trustee, the 2015-1 Trustee, BMO, Flagstar and Comerica.
Purchase Agreement: The purchase agreements between CAC or its subsidiaries and a participating Dealer which sets forth the terms and conditions under which CAC or its subsidiaries purchases from a Dealer the Purchased Loans and related Contracts, as such agreements may be in effect from time to time.
Purchased Loan: A motor vehicle retail installment loan relating to the sale of an automobile or light-duty truck originated by a Dealer, purchased by CAC or a subsidiary from such Dealer and evidenced by a motor vehicle retail installment sales contract.
Wells Fargo Warehouse Documents: The Sixth Amended and Restated Loan And Security Agreement, dated as of June 23, 2016, among Warehouse Funding II, CAC, Variable Funding Capital Company LLC, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.

A- 4